                                                                    Exhibit 99.1

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 October 1996
                           PAYMENT November 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                           CUSIP# 393534AB8
                                           Trust Account #33-31958-0
                                           Distribution Date:  November 15, 1996


SECURITIZED NET INTEREST                                            PER $1,000
MARGIN CERTIFICATES                                                  ORIGINAL
------------------------                                           ------------

1.   Amount Available                              2,167,658.66

Interest

2.   Aggregate Interest                              316,778.36      3.42833723

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest                316,778.36

5.   Monthly Interest


Principal

6.   Current month's principal distribution        1,850,880.30     20.03117208

7.   Remaining outstanding principal balance      46,573,837.72     504.0458628
     Pool Factor                                      .50404586

8.   Present value of the projected remaining
     aggregate cashflows of the Finance I
     Assets and the Residual Assets, as of the
     immediately preceding Distribution Date      68,632,721.34**

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial Corp.      2,232,109.11

10.  Weighted average CPR                                12.40%


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 October 1996
                           PAYMENT November 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                    Page 2


                                           CUSIP# 393534AB8
                                           Trust Account #33-31958-0
                                           Distribution Date:  November 15, 1996



11.  Weighted average CDR                3.36%

12.  Annualized net loss percentage      1.52%

13.  Delinquency        30-59 day        0.98%
                        60-89 day        0.45%
                        90+ day          0.88%
                        Total 30+        2.31%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
October, 1996
PAYMENT November 15, 1996


                                                            Fee Assets
                                               -------------------------------------
                                               Guarantee      Inside      Fee Asset
                                                  Fees         Refi         Total
                                               ----------    ---------    ----------
GTFC 1994-1                                    654,780.35    50,414.65    705,195.00
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                                               ----------    ---------    ----------
                                               654,780.35    50,414.65    705,195.00

Total amount of Guarantee Fees and Inside
 Refinance Payments                                                       705,195.00

Subordinated Servicing Fees                                               231,495.05

Payment on Finance 1 Note                                                 936,690.05

Allocable to Interest (current)                                           114,980.49

Allocable to accrued but unpaid Interest                                         .00

Accrued and unpaid Trustee Fees                                                  .00

Allocable to Principal                                                    821,709.56

Finance 1 Note Principal Balance                                       16,754,925.63


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 October, 1996
                           PAYMENT November 15, 1996


                                                Inside
                                Residual         Refi          Total
                              ------------    ----------    ------------
GTFC 1994-1                            .00           .00             .00
GTFC 1994-2                     477,375.68     39,134.35      516,510.03
GTFC 1994-3                     272,610.64     25,180.78      297,791.42
GTFC 1994-4                     371,405.39     45,261.77      416,667.16

                              1,121,391.71    109,576.90    1,230,968.61

Total Residual and Inside
Refinance Payments                                          1,230,968.61
